Exhibit 32.1
Catalyst Paper Corporation
SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Richard Garneau, President and Chief Executive Officer of Catalyst Paper Corporation (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.
The Company’s annual report on Form 20-F for the fiscal year ended December 31, 2008, to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 14, 2009

By:	“Richard Garneau”
	Name:	Richard Garneau
	Title:	President and Chief Executive Officer

Catalyst Paper Corporation
SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER
I, David Smales, the Vice-President, Finance and Chief Financial Officer of Catalyst Paper Corporation, (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1.
The Company’s annual report on Form 20-F for the fiscal year ended December 31, 2008, to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 14, 2009

By:	“David Smales”
	Name:	David Smales
	Title:	Vice President, Finance and Chief Financial Officer